Exhibit 10.2
                                                                    ------------


              CONFIDENTIAL SETTLEMENT AGREEMENT AND MUTUAL RELEASE
              ----------------------------------------------------


     ATSI Communications, Inc., a Nevada corporation ("ATSI"), formerly a Delaware corporation, and Infraestructura Espacial, S.A. de C.V., a Mexican corporation ("Infraestructura") (collectively, the "Parties"), hereby enter into this Confidential Settlement Agreement and Mutual Release (the "Settlement Agreement").

                                    RECITALS

     WHEREAS, the Parties are AGREED that certain relationships between and among the Parties should be ended and any and all claims or liabilities between and among them be held for naught; and

     WHEREAS, ATSI executed on March 22, 2001 a Pledge Agreement with Infraestructura; and

     WHEREAS, ATSI executed a replacement Pledge Agreement on September 12, 2002; and

     WHEREAS,  Infraestructura  agreed  to  loan  ATSI  $250,000;  and

     WHEREAS,  ATSI  failed  to  pay  Infraestructura;  and

     WHEREAS, Infraestructura therefore collected the security interest under such Agreement consisting of 357,104 shares of old ATSI (ATSI Delaware) treasury stock; and

     WHEREAS, all Parties wish to reach a full and final settlement of all matters and all causes and potential causes of action arising from any of their relationships with each other, including any and all disputes or rights or potential rights between or among the Parties arising from any transactions between or among them prior to the execution date of this Agreement, and now desire to set forth their agreement in writing.


CONFIDENTIAL SETTLEMENT AGREEMENT AND MUTUAL RELEASE Page 1

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and further good and valuable consideration, the Parties hereby agree and covenant as follows:

1. PAYMENT. As consideration for all amounts owed including any accrued interest, ATSI shall deliver to Infraestructura 30,000 shares of ATSI's common stock (Nevada) post-split (the "Payment"). This Payment is subject to the approval of the Board of Directors whose approval shall be sought as soon as practicable.

     2. RELEASE BY INFRAESTRUCTURA. In consideration of the receipt of the Payment, Infraestructura, with the intention of binding itself, and its officers, directors, shareholder, employees, representatives, attorneys-in-fact, predecessors, successors and assigns, (the "Infraestructura Releasing Parties") expressly releases, acquits, and discharges ATSI and its respective officers, directors, shareholders, representatives, attorneys, successors, and assigns (the "ATSI Released Parties") from all claims, demands, causes of action and potential claims or causes of action, of whatever nature that the Infraestructura Releasing Parties may have or claim to have against the ATSI Released Parties arising from or connected with, directly or indirectly, any and all claims the Infraestructura Releasing Parties may have or claim to have against the ATSI Released Parties accruing before the execution date of this Release. Notwithstanding the foregoing paragraph, the ATSI Released Parties are not released from the obligations or indemnities set forth in this Settlement Agreement.

     2. RELEASE BY ATSI. In further consideration of the foregoing, ATSI, with the intention of binding itself and its respective officers, directors, shareholders, employees, representatives, attorneys-in-fact, predecessors, successors, assigns, and subsidiaries (the "ATSI Releasing Parties") expressly release, acquit, and discharge Infraestructura and its officers, directors, shareholders, representatives, attorneys,


CONFIDENTIAL SETTLEMENT AGREEMENT AND MUTUAL RELEASE Page 2 successors, and assigns, (the "Infraestructura Released Parties") from all claims, demands, and causes of action or potential claims and causes of action of whatever nature that the ATSI Releasing Parties may have or claim to have against the Infraestructura Released Parties arising from or connected with, directly or indirectly, any relationship or transaction between or among the Parties, as well as any and all other or potential claims that the ATSI Releasing Parties may have or claim to have against the Infraestructura Released Parties accruing before the execution date of this Settlement Agreement. Notwithstanding the foregoing paragraph, the Infraestructura Released Parties are not released from the obligations of this Settlement Agreement.

3. NO ADMISSION OF LIABILITY. This settlement and the Payment made hereunder do not constitute an admission of liability by any Party hereto, and liability is expressly denied by all Parties.

4. CONFIDENTIALITY. The Parties agree that they will not disclose the terms of this Settlement Agreement, unless necessary to enforce the terms of this Settlement Agreement or after receipt of judicial process or lawful discovery procedures. In the event that any Party is served with notice to disclose such information by subpoena or otherwise, that Party agrees promptly to notify the other Parties in writing of such notice. The Party or Parties so notified in writing shall thereafter undertake the cost and obligation to maintain the propriety and confidentiality of the terms of such information.

5. NON-DISPARAGEMENT. The Parties agree to use reasonable effort not to disparage or interfere with any other Party's agreements or prospective agreements with any third party.

6. ENTIRE AGREEMENT. This Settlement Agreement contains the entire understanding and agreement of the Parties hereto with respect to the subject matters herein, and may not be amended or modified in any respect other than in a writing which specifically refers to this Settlement Agreement and which is signed by all of the


CONFIDENTIAL SETTLEMENT AGREEMENT AND MUTUAL RELEASE Page 3

Parties  hereto.

7. GOVERNING LAW. This Settlement Agreement was negotiated in, and shall be governed by and construed according to, the laws of the State of Texas. In the event that any provision herein is deemed not enforceable, the remainder of this Settlement Agreement will remain unaffected. Venue for any action relating to the provisions of this Agreement shall be in Bexar County, Texas.

8. NO ASSIGNMENT. By signing this Settlement Agreement, each of the Parties represents and warrants that it has not assigned or subrogated any of its claims or potential claims, in whole or in part, to any third party.

9. MODIFICATION AND ATTORNEY'S FEES. This Settlement Agreement shall not be suspended, amended, or modified in any manner except by an instrument in writing signed by all Parties to be bound. Should it become necessary to enforce this Settlement Agreement, or any portion of it, or to declare the effect of any provision of this Settlement Agreement, the prevailing Party shall be entitled to recover costs incurred including reasonable attorney's fees.

10. INFORMED CONSENT. The Parties acknowledge that they have had the opportunity to consult with their respective attorneys regarding the meaning and effect of this Settlement Agreement, and that none of the Parties has made any representations, written or oral, upon which another Party relies in executing this Settlement Agreement.

11. COUNTERPARTS. This Settlement Agreement may be executed in multiple counterparts. A set of counterpart copies which collectively contains the signature and acknowledgment of all Parties shall constitute an original.

     EXECUTED by an authorized representative of ATSI Communications, Inc., a Nevada corporation, on the date written below.


CONFIDENTIAL MUTUAL RELEASE     Page 4

ATSI COMMUNICATIONS, INC.


By:     /s/ Arthur L. Smith
        -------------------
Its: President and CEO
     -----------------
Date:   October 26, 2004
        -----------------

     EXECUTED by an authorized representative of Infraestructura Espacial, S.A. de C.V., a Mexican corporation, on the date written below.


INFRAESTRUCTURA ESPACIAL, S.A. DE C.V.


By:     /s/ Tomas Revesz
        ----------------
Its: President and CEO
     -----------------
Date:  October 26, 2004
       -----------------


CONFIDENTIAL MUTUAL RELEASE     Page 5